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                                                                    EXHIBIT 10.3

                         AMENDMENT TO RIGHTS AGREEMENT



     This is an AMENDMENT (the "Amendment"), to the Rights Agreement, dated as of July 29, 1996 (the "Rights Agreement") between PHAMIS, Inc. (the "Company"), and Chasemellon Shareholder Services, L.L.C., as successor Rights Agent, (the "Rights Agent").

     WHEREAS, the Rights Agreement specifies the terms of the Rights (as defined therein); and

     WHEREAS, the Company and the Rights Agent desire to amend the Rights Agreement in accordance with Section 26 of the Rights Agreement;

     NOW THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment, the parties hereby agree as follows:

     1. Section 3 of the Rights Agreement is amended to add a new Section 3(d) at the end thereof as follows:

          "Notwithstanding any other provision of this Agreement, neither the execution of the Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 25, 1997 and as amended from time to time, among the Company, IDX Systems Corporation ("IDX"), and a wholly owned subsidiary of IDX, nor the consummation of the Merger or grant of proxies provided for therein in accordance with the terms of the Merger Agreement, will cause a Stock Acquisition Date or a Distribution Date to occur or cause an event set forth in Section 11(a)(ii) or Section 13 hereof to occur."

     2. The term "Agreement" as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.

     3. This Amendment shall be effective as of this date and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

     4. This Amendment may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.
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     DATED as of March 25, 1997.

                              PHAMIS, Inc.



                              By:   /s/ FRANK T. SAMPLE
                                   ---------------------------------------
                                    Name:  Frank T. Sample,
                                    Title: Chief Executive Officer


                              CHASEMELLON SHAREHOLDER
                              SERVICES L.L.C


                              By:   /s/  PAULINE F. SKUDLER
                                   -----------------------------
                                    Name:  Pauline F. Skudler
                                    Title: Assistant Vice President